SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2004

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Exhibits.

(c)  The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated July 26, 2004.
99.2	Financial supplement of Sterling Financial Corporation.

Item 12.  Results of Operations and Financial Condition.

On July 26, 2004, Sterling Financial Corporation issued a press release regarding its results of operations and financial condition for the quarter ended June 30, 2004.  The text of the press release is included as Exhibit 99.1 to this report and the financial supplement is included as Exhibit 99.2 to this report.  The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934.  The Company will include final financial statements and additional analyses for the quarter ended June 30, 2004, as part of its report on Form 10-Q covering that period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

July 26, 2004	By:	/s/ Daniel G. Byrne
Date	Daniel G. Byrne
Senior Vice President, Assistant Secretary and Principal Financial Officer